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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


Date of Report (Date of earliest event reported): APRIL 30, 2002


                           DVI RECEIVABLES CORP. VIII
             (Exact name of registrant as specified in its charter)



        DELAWARE                       333-74901               25-1824148
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)


2500 YORK ROAD
JAMISON, PENNSYLVANIA                                            18929
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (215) 488-5000



         (Former name or former address, if changed since last report.)


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Item 7.           Financial Statements and Exhibits

Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending April 30, 2002, payment date May 13, 2002

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending April 30, 2002, payment date May 13, 2002

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending April 30, 2002, payment date May 14, 2002

Exhibit 99.4 DVI Receivables XII, L.L.C. 2000-2 Servicer Report for month ending April 30, 2002, payment date May 13, 2002

Exhibit 99.5 DVI Receivables XIV, L.L.C. 2001-1 Servicer Report for month ending April 30, 2002, payment date May 13, 2002

Exhibit 99.6 DVI Receivables XVI, L.L.C. 2001-2 Servicer Report for month ending April 30, 2002, payment date May 13, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    DVI Receivables Corp. VIII
                                                           (Registrant)

Dated:     May 20, 2002                       By:   /s/ Steven R. Garfinkel
                                                    ----------------------------
                                                    Steven R. Garfinkel
                                                    Executive Vice President and
                                                    Chief Financial Officer


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